Semiannual Report

Global
Stock Fund

April 30, 1998

T. Rowe Price

Report Highlights

Global Stock Fund

o Global stocks were strong overall, and your fund performed well over the six months ended April 30, 1998.

o Fund returns surpassed the Lipper peer group during the 6- and 12-month periods and lagged the MSCI World Index due largely to our focus on growth stocks and lower exposure to strong European and U.S. markets.

o Nearly 80% of fund assets were invested equally between the U.S. and Europe, 12% in Asia, and the balance in Latin
     America and a small cash reserve.

o We believe our growth stock approach and broad regional diversification will continue to reward investors over time.

Fellow Shareholders

Global stock markets were strong as a group, and your fund performed well during the six months under review. European bourses led the way, with returns in major markets there surpassing S&P 500 stocks for the first time in several years. As in the U.S., large-cap stocks continued to generate higher returns than their smaller-cap counterparts.

Performance Comparison

Periods Ended 4/30/98       6 Months    12 Months
______________________________________________________________

Global Stock Fund              18.29%       27.81%

MSCI World Index               19.08        29.53

Lipper Global Funds Average    16.66        27.18

Results were strong for both the 6- and 12-month periods ended April 30, due largely to the portfolio's exposure to the powerful European and U.S. markets. Returns were slightly behind the unmanaged MSCI World Index for both periods, reflecting our lower weightings in the U.S. and Europe, and ahead of the Lipper Global Funds Average. We believe our strategy of broad regional diversification will continue to benefit shareholders over time. We maintained our preference for quality growth stocks, some of which underperformed other equity sectors.

An important theme in world markets was the investor focus on recovering cyclicals and restructuring situations, and against this backdrop a number of our growth favorites were left behind. A typical example would be the financial sector. This is not a natural home for the growth stock investor but, just as in the U.S., the sector has led a number of European markets, driven by a steady stream of mergers and acquisitions. The financial sector is one of the largest in most European markets, and our underweighting, although reduced significantly during the six months, has been uncomfortable. Another factor in stock selection was our use of medium- and smaller-capitalized companies, many of which are only a minor component of the index. We find growth much more attractively valued in such stocks but, again, our choices trailed local indices during a period where most of the action has been in large companies.

Global stock markets recovered well following the Southeast Asian crisis of late last year. As mentioned, European markets took the lead, driven by signs of economic recovery on the Continent and continued corporate activity. Even the Pacific markets rallied at the beginning of the calendar year, but subsequently faded as Japan's economy failed to recover and the secondary effects of the Southeast Asian crisis began to emerge. Major Latin American stock markets were strong but others were weak as some of the economic reforms stalled and the emerging market label impaired investor sentiment.

1999: The Year of the Euro

On the first business day of 1999, several major European countries will officially inaugurate the European Economic and Monetary Union (EMU) and adopt the euro as a single European currency backed by the European Central Bank. The event could be one of the most significant financial developments of the century, creating a vast economic and currency bloc equal to the U.S. in size and power. Since the EMU has far-reaching implications for investors and funds with exposure to European securities, it is important for you to understand what is taking place.

The currencies of the original participating countries will become fixed rate units of the euro, much the same as the nickel, dime, quarter, and half dollar are denominations of the U.S. dollar. The exchange rates versus the euro were set in May and will officially be determined by the end of 1998.

Country             Currency        Euro Rate

_________________________________________________________

Austria             Schilling           13.91


Belgium             Franc               40.78

Finland             Mark                 6.01

France              Franc                6.63

Germany             Mark                 1.98

Ireland             Punt                 0.80

Italy               Lira              1958.00

Luxembourg          Franc               40.78

Netherlands         Guilder              2.23

Portugal            Escudo             202.70

Spain               Peseta             168.20


Source: The Wall Street Journal, May 4, 1998

Beginning in January 1999, some European holdings will be redenominated in euros, particularly government securities. The face value of other investments might remain in the existing national currencies for a time, but they will be priced, settled, and valued in euros by stock exchanges and other agencies. Thus, some of the European holdings in your funds will be valued in euros. This will not affect the investment value of your funds in U.S. dollar terms, since the euro will be converted into the dollar in the same way deutschemarks, francs, lire, and other European currencies are currently converted at the prevailing exchange rates.

During the transition period, which lasts from January 1, 1999, until June 30, 2002, other countries that have moved to adopt \the economic terms of the Maastricht Treaty of 1993 will be able to participate in the EMU. The primary criteria for joining are:

o a sustainable budget deficit less than 3% of GDP;

o public debt less than 60% of GDP;

o low inflation and interest rates; and

o no currency devaluations within two years of application.

Some of the original participants are not totally compliant with these terms but are expected to embrace them by 2002. Countries joining later may have to be in strict accord before entering the EMU, or at least be well along the path to achieving them. So far, the transition seems to be progressing smoothly, but there has been resistance to some of the more stringent terms. French Socialists, in particular, would prefer to maintain heavy government subsidies for social programs. Therefore, the jury is still out on whether complete economic and monetary convergence will be attained as planned. Assuming all goes well, the national currencies of participating countries will cease to exist and all accounting will be in euros following the transition period. However, regardless of whether or not full convergence is realized on the date specified, we do not expect pricing in euros to have any special impact on the value of your investment. Of course, problems could develop that might be unfavorable for the fund, but we do not anticipate them at this time.

This supplements the prospectus dated March 1, 1998.

INVESTMENT REVIEW

United States

The U.S. market continued to move higher in the first six months of our fiscal year. While the slowdown in the Far East hurt earnings of cyclical and technology issues, lower interest rates helped the U.S. consumer and the overall valuation of the market. The combined effect has been continued earnings growth and higher stock valuations. Your portfolio of U.S. stocks performed well over the six months, although our low weighting in the U.S. relative to the index slightly impaired performance. As our concerns about the Far East grew, we raised our weighting in U.S. stocks.

During the remainder of 1998, we expect earnings growth to accelerate from first quarter levels and U.S. economic growth to slightly decelerate. This comment appears somewhat inconsistent, but we believe corporate earnings will be helped by events overseas, such as an eventual leveling in oil prices, reduced fallout from the Asian crisis, and stronger European economic recovery. As always, we will continue to focus mainly on the performance of individual companies. We are pleased at the prospects for our top holdings, including GE, Freddie Mac, Danaher, Bristol-Myers Squibb, and Tyco International, which appear well positioned for continued growth.

Market Performance

Six Months         Local       Local Currency           U.S.
Ended 4/30/98    Currency    vs. U.S. Dollars        Dollars
_________________________________________________________________________

France              42.66%              -4.35%         36.45%

Germany             36.45               -4.09          30.87

Hong Kong           -9.43               -0.21          -9.62

Italy               54.01               -4.62          46.90

Japan               -1.11               -8.98          -9.99

Mexico              15.25               -0.98          14.12

Netherlands         25.96               -3.95          20.99

Norway               5.91               -6.13          -0.59

Switzerland         35.37               -6.90          26.03

United Kingdom      23.74               -0.29          23.38

United States       22.85                   -          22.85

Source: FAME Information Services, Inc., based on MSCI indices.

During the past six months, we benefited from strong performances from Warner-Lambert, Pfizer, and United HealthCare in the health care segment. In technology, core holdings such as Microsoft, BMC Software, and Parametric Technology appreciated sharply. Other major contributors were Disney, Warnaco Group, and Wal-Mart.

On the negative side of the ledger, we were hurt by Compaq Computer and Oracle and added to the latter on the weakness. In addition, we were hurt by Cendant's disclosure of accounting problems. Oil stocks were also weak, victims of a warm winter and excess supply, which drove prices down.
Although U.S. stock valuations are high, we took advantage of opportunities to buy great companies at reasonable prices. We added Halliburton following oil sector weakness, and Tellabs, Nokia, and AirTouch Communications after the technology sell-off late last year. We also took a position in Wellpoint Health Networks in the HMO sector, and most of these stocks have performed well so far.

Europe

The goal of European monetary union took a step closer to reality with 11 of the member states achieving Maastricht economic convergence criteria, thereby agreeing to link their currencies as a precursor to the introduction of the euro in 1999. Only Greece failed the Maastricht test, and the remaining three states-U.K., Sweden, and Denmark-have opted out of European Monetary Union
(EMU) for the time being. Perhaps more important than the symbolism, preparation for monetary union has required key European economies to adopt far stronger fiscal measures than would otherwise have been the case. Equally important, these economies are at about the same point of their economic cycles, which means that a common monetary policy stands a better chance of success. Aside from the rising optimism about EMU, the combination of moderate inflation, steadily improving economic activity, and the realization that Europe is relatively immune from the Asian crisis all contributed to the strengths of European bourses.

Turning to individual countries, the U.K. economy continues to be ahead of the cycle in Continental Europe. In fact, it has remarkable similarities to the U.S. in the sense that steady growth has not yet triggered inflation despite some signs of overheating. This is partly due to the strength of sterling, which in turn has dampened exports, but consumer spending has been remarkably buoyant. This has left the Bank of England, now independently responsible for monetary policy, with something of a dilemma. If it raises interest rates to moderate the domestic economy, sterling will rise further, putting exports under even more pressure. Conversely, any decline in interest rates will help manufacturers but run the risk of further stimulating the buoyant consumer sector. Faced with this dilemma, the Bank's policy committee remains split, but it is probably right to do nothing until the outlook clears a little more.


Geographic Diversification

United States         40%
Europe                39%
Japan                  9%
Latin America          4%
Far East               3%
Other and Reserves     5%

Based on net assets as of 4/30/98.

The stock market performed well with attention focused on the service sector. The financial sector led the way and our position in National Westminster Bank, currently the portfolio's largest holding, recovered lost ground against its peers. Although not part of the merger and acquisition activity, a heavy cost-cutting program at this bank caught investor attention. Two other large U.K. holdings, Glaxo Wellcome and SmithKline Beecham, made headlines when they announced a merger that would have created the largest pharmaceutical company outside the U.S. Unfortunately, the merger aborted over the inability of management to agree on key executive positions in the new combine and it was frustrating to see stock prices slide away.

In Germany the economy continued to recover steadily led by exports. Unemployment has started to edge down but is still high compared with historical levels, and this has undermined consumer confidence. Interest rates remained stable despite the weakness of the deutschemark. Politics have attracted increased attention in Germany with the Social Democratic Party electing Gerhard Schroeder as its candidate for Chancellor, whereas Chancellor Kohl's Christian Democrats performed very poorly in recent provincial elections. There are general elections in September and it looks as though Mr. Kohl's long tenure as Chancellor might end. Buoyed by signs of recovery and stable interest rates, the German market did well. Although the portfolio is underweight in Germany (3.4% of net assets), a number of our larger holdings such as business software supplier SAP aided results.

In the Netherlands, our overweighting has not worked well. Publishing companies Wolters Kluwer and Elsevier, two important holdings, have underperformed since abandoning their merger earlier this year. Both companies pursued a successful strategy of acquiring smaller publishers; together they would have been a formidable force, but separately they are likely to compete with each other as smaller publishers are bought out by their larger rivals. At least ING Groep, a financial holding company, participated in Europe's booming financial sector, and the musical publisher Polygram powered ahead as parent Philips Electronics announced it was considering a spinoff.

France is showing signs of recovery from its awkward mix of high unemployment, low growth, but a steady trade surplus. Some moderate reflation looks like the obvious answer but labor rigidities remain a formidable obstacle. With France one of the largest of the new EMU countries, monetary policy will now lie in the hands of the new European Central Bank, and this will ensure that an external discipline pushes domestic reform. Despite this dull economic background, the stock market was one of the leaders in Europe and our overweighting here (5.3% of net assets) was helpful. Strong performance was seen in financial conglomerate AXA, retailer Pinault Printemps, and caterer Sodexho Alliance, which has recently announced a tie-in with Marriott to gain access to the U.S. market and improve economies of scale.

In Switzerland, the trend was similar to other markets with pharmaceuticals such as Novartis and Roche Holdings lagging the market. Employment services company Adecco is a good example of a European niche service company doing well, and our holding here contributed strongly.

Far East

In contrast with the brighter picture in Europe, the economies of the Pacific Basin continued in poor shape. In Japan a range of problems plagued the economy-some external, some self-induced. A large proportion of Japanese exports go to the Pacific region and the collapse in demand has been unhelpful. However, the most important factor is probably poor consumer sentiment with rising unemployment becoming a real source of concern, and corporate bankruptcies at unprecedented levels simply add to the gloom. Foreign governments, particularly the U.S., have tried to persuade Japan to ease fiscal policy, but Prime Minister Hashimoto, the author of the ill-fated hike in the consumption tax last year, has found it politically difficult to reverse his position.

To see the real extent of Japan's problems, one need look no further than the banking sector. Following the bubble years of the late 1980s, Japan's banks became overextended and are now saddled with substantial bad loans, particularly in the real estate sector. For a long time the Japanese authorities seemed to deny the problems facing the banks, whereas resolute action earlier might have avoided the trauma now engulfing the financial sector. Last November there was a series of unprecedented bankruptcies of which Hokkaido Takushoku (Japan's tenth-largest bank) and Yamaichi Securities (one of Japan's "big four" brokers) were the most prominent. Japanese bond yields recently reached an all-time low of 1.3% but, although the economy is awash with money, there is a worsening credit crunch as banks rein in their lending. As bank lending declined, the scarcity of long-term capital led to lower capital equipment orders, and corporate expenditure programs have been put on hold.

Our strategy has been to underweight the Japanese market in general . . .

The stock market started the year well with investors optimistic that the worst of the banking crisis was over and that the economy should improve. More recently, however, prices slipped as economic news remained unremittingly poor. Our strategy has been to underweight the Japanese market in general and bias our selections toward the international blue chips such as Sony, NEC, and Canon, which remain well managed and internationally competitive and offer reasonable valuations compared with the Japanese market.

Turning to Southeast Asia, stock markets seem to have shrugged off the crisis and performed better in February and March. However, we know from the Mexican experience that the secondary effects of a massive currency devaluation may be slow to emerge but are very traumatic when they eventually arrive. IMF-led reforms are slow to take effect whereas rapidly rising inflation-which we are now seeing in the worst-hit Asian economies-is socially and financially disruptive. Capturing the headlines at the moment is the social unrest in Indonesia, but countries such as South Korea, Malaysia, and Thailand are also struggling to bring their economies under control.

Asia's financial crisis was certainly damaging, but not all the economies were affected equally by a mix of currency devaluation and financial collapse. There has been a slowdown in China, but the Chinese renminbi and the Hong Kong dollar have been stable as the authorities managed to avoid a competitive devaluation with the rest of the region. Singapore saw its dollar drift a little against the U.S. dollar but continued to show the economic and political stability that makes it such an important regional financial center. Our investment strategy for the region has been to avoid almost completely the worst-hit economies, but we still have small positions in Hong Kong, Singapore, and Australia that we believe have good long-term potential.

Industry Diversification

                                   Percent of     Percent of
                                   Net Assets     Net Assets
                                     10/31/97        4/30/98
________________________________________________________________________

Services                                 27.5%          27.2%

Consumer Goods                           20.5           21.3

Finance                                  16.7           19.6

Capital Equipment                        13.9           13.7

Energy                                    9.1            8.4

Materials                                 4.0            3.0

Multi-industry                            2.5            2.3

All Other                                 0.1              -

Reserves                                  5.7            4.5
_________________________________________________________________________

Total                                   100.0%         100.0%

Latin America

The stock markets of Latin America have been mixed this year. To some degree, they still carry the emerging market label and are therefore affected when such markets generally perform poorly. Fiscal reform in Brazil seemed to slow down earlier in the year, although recent signs have been more encouraging. Indeed, the abolition of lifetime employment for civil servants was a significant achievement. The other key issue in Brazil was the large privatization program where Telebras, the national telecommunications company and a core holding, is playing a central role. We believe this program will provide more evidence that telecommunications is a growth business in Brazil and confirm that Telebras looks inexpensive compared with similar companies throughout the world.

In Mexico, the market was unexciting, but the economy itself made progress and inflation is in slow but steady decline. The immediate problem was a deterioration in the trade balance, partly caused by a weak oil price, but a lower peso should help matters here.

INVESTMENT POLICY AND OUTLOOK

Our investment strategy has been based on a geographical allocation of about two-fifths of assets in Europe and the same in the U.S., slightly more than 10% in the Pacific, and the balance in Latin America with a small cash reserve. While some competitors have higher European and U.S. exposure, we believe our strategy makes more sense given recent frothiness in both areas and the depressed conditions of the Pacific markets, Japan in particular.
We are maintaining our bias toward quality growth stocks even though a number of them trailed the index during this strong bull run in Europe. We believe that the virtues of steady growth will be more apparent particularly if the prospects for worldwide economic growth moderate from here. We still have great confidence in the long-term future of Latin America and believe that other emerging markets, such as those in Eastern Europe, should be increasingly represented in the portfolio.

Looking back, there was a remarkable divergence in performance between the stock markets of the U.S. and Europe on one hand and those of the Pacific and Latin America on the other. This divergence looks unsustainable over the longer term, and Europe and the U.S. could be due for some form of correction. Therefore, we believe our more broadly diversified regional diversification and accent on growth stocks will continue to reward investors over time. Respectfully submitted,

Martin G. Wade
President

May 22, 1998

T. Rowe Price Global Stock Fund
Portfolio Highlights
Twenty-Five Largest Holdings

                                                  Percent of
                                                  Net Assets
                                                     4/30/98
________________________________________________________________________

National Westminster Bank, United Kingdom                1.5%

Royal Dutch Petroleum, Netherlands                       1.2

SmithKline Beecham, United Kingdom                       1.2

Novartis, Switzerland                                    1.1

ING Groep, Netherlands                                   1.0
________________________________________________________________________

Wolters Kluwer, Netherlands                              1.0

Nestle, Switzerland                                      0.9

Diageo, United Kingdom                                   0.9

Roche Holdings, Switzerland                              0.8

Travelers Group, United States                           0.8
________________________________________________________________________

GE, United States                                        0.8

Glaxo Wellcome, United Kingdom                           0.8

Shell Transport & Trading, United Kingdom                0.8

Kingfisher, United Kingdom                               0.8

Mobil, United States                                     0.8
________________________________________________________________________

Telecomunicacoes Brasileiras (Telebras), Brazil          0.7

Bristol-Myers Squibb, United States                      0.7

Eaux Cie Generale, France                                0.7

AlliedSignal, United States                              0.7

Freddie Mac, United States                               0.7
_________________________________________________________________________

Reed International, United Kingdom                       0.7

Orkla, Norway                                            0.7

Warnaco Group, United States                             0.6

Danaher, United States                                   0.6

Tyco International, United States                        0.6
________________________________________________________________________

Total                                                   21.1%

T. Rowe Price Global Stock Fund

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Global Stock Fund
As of 4/30/98


                              Lipper Global     Global
         MSCI World Index     Funds Average   Stock Fund

10/29/93    $  10,000           $10,000        $10,000
12/29/95       10,000            10,000         10,000
4/96           10,666            10,942         10,890
4/97           11,821            11,964         12,287
4/98           15,311            15,193         15,705

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.



Periods Ended                        Since   Inception
4/30/98                1 Year    Inception        Date
_____________________________________________________________________

Global Stock Fund      27.81%       21.34%    12/29/95

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Global Stock Fund
Unaudited

For a share outstanding throughout each period
Financial Highlights
                           6 Months        Year     12/29/95
                              Ended       Ended      Through
                            4/30/98    10/31/97     10/31/96

NET ASSET VALUE

Beginning of period      $    13.01  $    11.35   $    10.00

Investment activities

  Net investment income        0.04*       0.06**       0.05**

  Net realized and
  unrealized gain (loss)       2.24        1.84         1.30

  Total from
  investment activities        2.28        1.90         1.35

Distributions

  Net investment income       (0.06)      (0.06)           -

  Net realized gain           (0.53)      (0.18)           -

  Total distributions         (0.59)      (0.24)           -

NET ASSET VALUE

End of period            $    14.70  $    13.01   $    11.35
                  _________________________________________+

Ratios/Supplemental Data

Total return                 18.29%*     16.98%**     13.50%**

Ratio of expenses to
average net assets            1.20%*!     1.30%**      1.30%**!

Ratio of net investment
income to average
net assets                    0.69%*!     0.68%**      0.88%**!

Portfolio turnover rate       24.3%       41.8%        50.0%!

Average commission
  rate paid              $   0.0146  $   0.0015   $   0.0026

Net assets, end of period
(in thousands)           $   42,125  $   32,020   $   14,916

* Excludes expenses in excess of a 1.20% voluntary expense limitation in effect through 10/31/99.

**Excludes expenses in excess of a 1.30% voluntary expense limitation in effect through 10/31/97.

! Annualized.
The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
Unaudited
April 30, 1998

Statement of Net Assets
                                     Shares/Par        Value

In thousands

ARGENTINA  0.5%

Common Stocks  0.5%

Banco de Galicia Buenos Aires (Class B)
  ADR (USD)                                 774   $       19

Banco Frances del Rio de la Plata
  ADR (USD) *                               675           20

Perez Companc (Class B)                   4,934           30

Telefonica de Argentina (Class B) ADR (USD)1,380          53

YPF Sociedad Anonima (Class D) ADR (USD)  2,878          100

Total Argentina (Cost $196)                              222

AUSTRALIA  1.2%

Common Stocks  1.1%

Australian Gas Light Company              5,135           38

Brambles Industries                       1,000           21

Broken Hill Proprietary                   4,392           43

Colonial Limited                          4,000           14

Commonwealth Bank of Australia            3,836           46

Fosters Brewing Group                     6,000           13

Goodman Fielder                           9,000           14

John Fairfax Holdings                    12,000           22

Lend Lease                                1,633           37

National Australia Bank                   2,088           30

News Corporation                          7,919           53

Publishing & Broadcasting                 4,400           21

Tabcorp Holdings                          4,500           25

Telstra, Installment Receipts, 11/17/98  12,375           29

Westpac Bank                              6,200           42

Woodside Petroleum                        4,000           26

                                                         474

Preferred Stocks  0.1%

News Corporation                          3,130           17

Sydney Harbour Casino Holdings           18,000           13

                                                          30

Total Australia (Cost $476)                              504

BELGIUM  0.8%

Common Stocks  0.8%

Dexia                                       139   $       19

Generale de Banque                          137           79

Generale de Banque, VVPR Strip *              7            0

Kredietbank                                 375          212

UCB                                           9           43

Total Belgium (Cost $205)                                353

BRAZIL  1.8%

Common Stocks  0.3%

Eletrobras                              699,100           29

Pao de Acucar GDS (USD)                   1,000           27

Unibanco GDR (USD)                          693           27

Usiminas ADR (USD)                        2,290           16

White Martins                             3,921            6

                                                         105

Preferred Stocks  1.5%

Banco Bradesco                        3,059,426           28

Banco Itau                               31,000           21

Brahma                                   32,654           21

Brasmotor                                23,775            3

Cia Cimento Portland Itau                28,000            6

Cia Energetica Minas Gerais             501,000           24

Cia Energetica Minas Gerais ADR (144a) (USD)150            7

Cia Energetica Minas Gerais ADR,
  Sponsored, Nonvoting (USD)                392           19

Cia Tecidos Norte de Minas               23,000            6

Encorpar *                               23,000            0

Pao de Acucar GDS (USD)                     190            5

Petrol Brasileiros                      209,720           53

Telecomunicacoes Brasileiras ADR (USD)    2,555          311

Telecomunicacoes de Minas Gerais (Class B)73,905          12

Telecomunicacoes de Sao Paulo           225,887           77

Telecomunicacoes do Rio de Janeiro       81,654           13

Unibanco, Units (Each unit consists
  of 1 preferred share and
  1 Unibanco Holdings (Class B) share)      351   $        0

Usiminas                                  2,936           19

Usiminas ADR (USD)                        1,257            9

                                                         634

Total Brazil (Cost $642)                                 739

CANADA  0.8%

Common Stocks  0.8%

Alcan Aluminum                            1,080           35

Fairfax Financial *                         500          188

Royal Bank of Canada                        430           25

Royal Bank of Canada (USD)                1,300           78

Total Canada (Cost $235)                                 326

CHILE  0.1%

Common Stocks  0.1%

Chilectra ADR (144a) (USD)                  584           16

Compania Cervecerias Unidas ADS (USD)       200            5

Enersis ADS (USD)                           496           15

Santa Isabel ADR (USD) *                    113            2

Total Chile (Cost $37)                                    38

CHINA  0.2%

Common Stocks  0.2%

Huaneng Power International (Class N)
  ADR (USD) *                             3,100           68

Total China (Cost $57)                                    68

CZECH REPUBLIC  0.0%

Common Stocks  0.0%

SPT Telecom *                                40            6

Total Czech Republic (Cost $5)                             6

DENMARK  0.2%

Common Stocks  0.2%

Den Danske Bank                             260   $       32

Tele Danmark (Class B)                       80            7

Unidanmark (Class A)                        280           23

Total Denmark (Cost $39)                                  62

FINLAND  0.3%

Common Stocks  0.3%

Nokia (Class A)                           1,240           83

Nokia ADR (USD)                             800           54

Total Finland (Cost $62)                                 137

FRANCE  5.3%

Common Stocks  5.3%

AXA                                       1,113          131

Accor                                       126           34

Alcatel Alsthom                             655          122

Canal Plus                                  180           31

Carrefour                                   112           64

Cie de St. Gobain                           602          100

Credit Commercial de France                 387           31

Danone                                      380           90

Dexia France, Bearer                        110           13

Eaux Cie Generale                         1,607          299

Elf Aquitaine                               612           80

GTM Entrepose                               210           17

LVMH                                         79           16

L'Oreal                                      64           31

Lafarge                                     330           31

Lafarge, New *                               27            2

Lapeyre                                     404           31

Legrand                                     150           40

Pathe                                       117           25

Pinault Printemps                           321          239

Primagaz                                    130           11

Promodes                                     30           14

Sanofi                                      955   $      116

Schneider                                 1,705          128

Societe Generale                            373           78

Sodexho Alliance                            780          143

Television Francaise                        523           74

Total (Class B)                           2,013          239

Total France (Cost $1,583)                             2,230

GERMANY  3.4%

Common Stocks and Warrants  3.2%

Allianz                                     370          114

Bayer                                     1,972           88

Bayerische Hypotheken und Wechsel Bank    1,489           85

Bayerische Vereinsbank                    1,073           82

Bilfinger & Berger                          490           16

Buderus                                      30           14

Commerzbank                                 680           26

Deutsche Bank                             1,668          128

Deutsche Telekom                          3,156           80

Dresdner Bank                             1,587           86

Dresdner Bank, Warrants, 4/30/02 *        1,201           30

Gehe                                      2,160          112

Hoechst                                     610           25

Hornbach Baumarkt                           120            5

Mannesmann                                   67           53

Rhoen Klinikum                              317           33

SAP                                         290          137

Siemens                                     703           41

Veba                                      2,160          143

Volkswagen                                   61           49

                                                       1,347

Preferred Stocks  0.2%

Fielmann                                    120            4

Fresenius                                   100           24

Hornbach Holdings                           230           22

SAP                                          80           40

                                                          90

Total Germany (Cost $1,125)                            1,437

HONG KONG  1.1%

Common Stocks and Warrants 1.1%

CLP Holdings                              9,000   $       43

Cheung Kong Holdings                      4,000           27

Dao Heng Bank Group                      10,000           30

HSBC Holdings                               800           23

Hang Seng Bank                            4,000           34

Henderson Land Development                8,000           36

Hong Kong and China Gas                  18,700           25

Hong Kong and China Gas, Warrants,
  9/30/99 *                                 850            0

Hong Kong Land Holdings (USD)            13,575           19

Hutchison Whampoa                        18,000          111

New World Development                    15,286           43

Sun Hung Kai Properties                   7,000           42

Swire Pacific (Class A)                   9,000           45

Total Hong Kong (Cost $623)                              478

ITALY  2.9%

Common Stocks  2.9%

Assicurazioni Generali                    3,480          105

Banca Commerciale Italiana                5,000           25

Banca di Roma *                          46,000           85

Credito Italiano                         30,825          162

ENI                                               20,609      138

Gucci Group (USD)                           635           30

IMI                                       4,000           65

Industrie Natuzzi ADR (USD)               1,000           26

Istituto Nazionale delle Assicurazioni    9,000           27

Italgas                                   4,600           21

Mediolanum                                1,846           55

Rinascente                                2,000           20

Telecom Italia *                         32,440          243

Telecom Italia Mobile                    38,000          217

Total Italy (Cost $781)                                1,219


JAPAN  9.2%

Common Stocks  9.2%

Advantest                                   330   $       22

Alps Electric                             3,000           31

Amada                                     5,000           20

Canon                                    11,000          260

Citizen Watch                             4,000           27

DDI                                          10           25

Daifuku                                   1,000            4

Daiichi Pharmaceutical                    7,000          100

DaiNippon Screen Manufacturing            4,000           19

Daiwa House                               5,000           40

Denso                                     9,000          155

East Japan Railway                           14           70

Fanuc                                     1,200           44

Hitachi                                  11,000           79

Hitachi Zosen                             7,000           11

Honda Motor                               1,000           36

Inax                                      3,000           11

Ito-Yokado                                3,000          155

Kao                                       5,000           73

Kokuyo                                    3,000           51

Komatsu                                   5,000           23

Komori                                    2,000           34

Kuraray                                   5,000           42

Kyocera                                   2,000          105

Makita                                    4,000           44

Marui                                     7,000          111

Matsushita Electric Industrial            9,000          144

Mitsubishi                                7,000           53

Mitsubishi Heavy Industries              28,000          104

Mitsui Fudosan                           14,000          128

Murata Manufacturing                      3,000           88

NEC                                      19,000          214

National House Industrial                 1,000            8

Nippon Telephone & Telecom                    7           61

Nomura Securities                        10,000          122

Pioneer Electronic                        3,000   $       49

Sangetsu                                  1,000           13

Sankyo                                    7,000          174

Sega Enterprises                          1,000           17

Sekisui Chemical                          8,000           44

Sekisui House                             5,000           39

Seven Eleven Japan                        1,000           67

Sharp                                     3,000           24

Shin-Etsu Chemical                        5,000           97

Shiseido                                  3,000           40

Sony                                      2,400          200

Sumitomo                                 11,000           63

Sumitomo Electric Industries             13,000          155

Sumitomo Forestry                         3,000           18

TDK                                       2,000          158

Teijin                                    4,000           11

Tokio Marine & Fire Insurance             3,000           33

Tokyo Electronics                         1,000           39

Tokyo Steel Manufacturing                 2,300           10

Toppan Printing                           5,000           59

Uny                                       3,000           48

Total Japan (Cost $4,636)                              3,872

MALAYSIA  0.0%

Common Stocks  0.0%

Berjaya Sports Toto                       4,000            9

Total Malaysia (Cost $18)                                  9

MEXICO  1.0%

Common Stocks  1.0%

Cemex (Class B) *                         3,000           18

Cemex ADS (USD) *                         5,000           49

Cifra (Class V) ADR (USD)                   250            4

Fomentos Economico Mexicano (Class B) *   4,230           31

Gruma (Class B) *                         4,826           11

Gruma (Class B) ADS (144a) (USD) *        1,028           10

Grupo Financiero Banamex (Class B) *      6,490   $       20

Grupo Industrial Maseca (Class B)        12,000            9

Grupo Modelo (Class C)                    3,000           28

Grupo Televisa ADR (USD) *                  323           13

Kimberly-Clark Mexico (Class A)           7,721           38

Panamerican Beverages (Class A) (USD)     1,670           67

TV Azteca ADR (USD)                       1,100           21

Telefonos de Mexico (Class L) ADR (USD)   1,680           95

Total Mexico (Cost $332)                                 414

NETHERLANDS  6.0%

Common Stocks and Warrants  6.0%

ABN Amro Holdings                         4,766          116

ASM Lithography *                           250           23

Ahold                                     2,031           63

Akzo Nobel                                  130           27

Baan Company *                            1,258           55


Baan Company (USD) *                        760           34

CSM                                       1,778           96

Elsevier                                 11,737          177

Fortis Amev                               2,270          133

ING Groep                                 6,280          408

ING Groep, Warrants, 3/15/01 *            1,526           28

Koninklijke PTT Nederland                   588           30

Numico                                    1,250           42

Otra                                        340            6

Philips Electronics                         670           59

Polygram                                  2,655          110

Royal Dutch Petroleum                     9,480          523

Unilever                                  2,934          209

Wolters Kluwer *                          3,078          402

Total Netherlands (Cost $2,071)                        2,541

NEW ZEALAND  0.1%

Common Stocks  0.1%

Fletcher Challenge Building               5,535           11

Fletcher Challenge Energy                 4,330           15

Telecom Corporation of New Zealand        5,800   $       28

Telecom Corporation of New Zealand,
  Installment Receipts, 3/31/99 *         2,000            5

Total New Zealand (Cost $67)                              59

NORWAY  1.1%

Common Stocks  1.1%

Bergesen (Class A)                          380            8

Norsk Hydro                               3,250          162

Orkla (Class A)                           2,333          277

Saga Petroleum (Class B)                    400            7

Total Norway (Cost $350)                                 454

PANAMA  0.0%

Common Stocks  0.0%

Banco Latinoamericano de Exportaciones
  (Class E) (USD)                           182            7

Total Panama (Cost $8)                                     7

PERU  0.0%

Common Stocks  0.0%

Credicorp (USD)                             473            8

Telefonica del Peru (Class B) ADR (USD)     419            9

Total Peru (Cost $18)                                     17

PORTUGAL  0.2%

Common Stocks  0.2%

Jeronimo Martins                          2,135          100

Total Portugal (Cost $29)                                100

RUSSIA  0.1%

Common Stocks  0.1%

Lukoil ADR (USD)                            120            8

Rao Gazprom ADS (USD) *                     868           16

Total Russia (Cost $25)                                   24

SINGAPORE  0.2%

Common Stocks  0.2%

Overseas Union Bank                       3,400   $       13

Singapore Press                           4,593           51

Singapore Telecommunications             10,000           17

United Overseas Bank                      4,000           19

Total Singapore (Cost $156)                              100

SOUTH KOREA  0.1%

Common Stocks and Rights  0.1%

Samsung Electronic                          518           28

Samsung Electronic, Rights, 6/2/98 *         41            1

Total South Korea (Cost $37)                              29

SPAIN  1.5%

Common Stocks and Rights  1.5%

Argentaria Banca de Espana                  510           43

Banco Bilbao Vizcaya                        900           46

Banco Popular Espanol                       663           54

Banco Santander                           2,792          148

Empresa Nacional de Electricidad          3,466           84

Gas Natural                                 685           44

Iberdrola                                 3,402           55

Repsol                                      933           51

Telefonica de Espana                      2,773          116

Telefonica de Espana, Rights, 5/7/98 *    2,773            2

Total Spain (Cost $397)                                  643

SWEDEN  2.1%

Common Stocks  2.1%

ABB (Class A)                             4,330           70

Astra (Class B)                          10,940          218

Atlas Copco (Class B)                     2,180           64

Electrolux (Class B)                      1,370          127

Esselte (Class B)                           500           12

Granges                                     350   $        6

Hennes and Mauritz                        2,690          140

Nordbanken Holding                       19,523          144

Sandvik (Class A)                           560           16

Sandvik (Class B)                         2,165           62

Scribona (Class B)                          440            6

Total Sweden (Cost $615)                                 865

SWITZERLAND  4.4%

Common Stocks  4.4%

ABB                                          70          115

Adecco                                      326          142

Credit Suisse Group                         600          132

Nestle                                      200          388

Novartis                                    271          448

Roche Holdings *                             35          355

Schweizerischer Bankverein                  350          121


Union Bank of Switzerland                    80          129

Total Switzerland (Cost $1,405)                        1,830

THAILAND  0.1%

Common Stocks  0.1%

Thai Farmers Bank *                      16,000           37

Total Thailand (Cost $37)                                 37

UNITED KINGDOM  11.0%

Common Stocks  11.0%

Abbey National                            8,000          150

Asda Group                               24,000           80

BG                                        7,058           38

British Petroleum                         7,000          111

Cable & Wireless                         16,000          183

Cadbury Schweppes                        11,000          161

Caradon                                  17,700           58

Centrica *                                4,000            7

Compass Group                             5,000           86

David S. Smith                            9,000   $       34

Diageo                                   30,326          363

Electrocomponents                         5,000           49

GKN                                       1,000           29

Glaxo Wellcome                           12,000          339

Heywood Williams Group                    1,000            4

Hillsdown Holdings                        5,000           15

John Laing (Class A)                      4,000           24

Kingfisher                               17,400          316

Ladbroke Group                           12,000           66

National Westminster Bank                31,000          620

Rank Group                               13,000           84

Reed International                       32,000          286

Rio Tinto                                 8,000          115

Rolls Royce                               5,000           23

Safeway                                  14,000           84

Shell Transport & Trading                44,000          328

SmithKline Beecham                       41,200          492

Tesco                                    13,000          123

Tomkins                                  34,000          200

United News & Media                      12,400          168

Total United Kingdom (Cost $3,496)                     4,636

VENEZUELA  0.0%

Common Stocks  0.0%

Compania Anonima Nacional Telefonos de
      Venezuela (Class D) ADR (USD)         581           19

Total Venezuela (Cost $21)                                19

UNITED STATES  39.8%

Common Stocks  39.8%

ACE Limited                               4,400          167

Adobe Systems                             1,900           95

Aetna                                       800           65

AirTouch Communications *                 2,800          149

AlliedSignal                              6,800          298

American Home Products                    1,100   $      102

Analog Devices *                          4,000          156

Ascend Communications *                   1,700           74

Atlantic Richfield                        2,700          211

AutoZone *                                3,000           91

BMC Software *                            1,600          150

BANC ONE                                  1,460           86

BankBoston                                1,100          119

Biogen *                                  2,700          120

Bristol-Myers Squibb                      2,900          307

CBS                                       5,300          189

CVS                                       1,842          136

Cadence Design Systems *                  3,800          138

Carnival ADR (Class A)                    2,000          139

Cellular Communications International *   3,150          139

Cendant *                                 4,500          113

Centocor *                                2,400          101

Chase Manhattan                           1,100          152

Cisco Systems *                           1,350           99

Citicorp                                    900          135

Colgate-Palmolive                         1,500          135

Cooper Industries                         1,500          100

Crescent Real Estate Equities, REIT       5,800          198

Danaher                                   3,700          266

Disney                                    1,500          186

EMC *                                     2,400          111

Eli Lilly                                 1,300           90

Emerson Electric                          2,200          140

Fannie Mae                                3,300          198

First Data                                4,500          152

First Union                               3,000          181

Freddie Mac                               6,200          287

GE                                        4,000          340

GTE                                       2,400          140

Galileo International                     4,200          170

General Nutrition *                       1,500           54

Gillette                                    900          104

Great Lakes Chemical                      2,000   $      101

Guidant                                   1,200           80

H&R Block                                 2,000           90

Halliburton                               1,900          105

Hasbro                                    3,500          129

HealthSouth *                             7,300          220

Hewlett-Packard                           1,500          113

Hilton                                    4,500          144

Honeywell                                 2,600          242


Hubbell (Class B)                         2,700          133

Ikon Office Solutions                     3,100           75

Intel                                     2,600          210

Johnson & Johnson                         2,900          207

Kimberly-Clark                            2,500          127

MCI                                       3,600          181

Mattel                                    1,500           57

Maxim Integrated Products *               2,000           81

McDonald's                                  800           50

Mellon Bank                                 700           50

Merck                                     1,800          217

Meredith                                  2,800          120

Microsoft *                               2,400          216

Mirage Resorts *                          2,000           44

Mobil                                     4,000          316

NationsBank                               2,437          185

Network Associates *                        900           62

Newell                                    2,700          130

Newmont Mining                            3,400          109

Norwest                                   5,300          210

Omnicom                                   4,100          194

Oracle *                                  5,300          137

PacifiCare Health Systems (Class B) *       200           14

Parametric Technology *                   5,200          166

Partnerre                                 3,400          170

PepsiCo                                   4,200          167

Pfizer                                    1,600          182

Philip Morris                             6,500          243

Procter & Gamble                            800   $       66

Quorum Health Group *                     4,400          141

Raytheon (Class B)                        1,900          108

Rite Aid                                  5,000          161


SBC Communications                        4,400          182

SLM Holding                               3,000          128

Safeway *                                 6,300          241

Sara Lee                                  1,800          107

Service Corporation International         1,400           58

Sprint                                    1,500          102

St. John Knits                            3,400          152

Starwood Hotels & Resorts, REIT           3,697          186

Synopsys *                                2,400          103

Teleflex                                  3,400          144

Tellabs *                                 2,000          142

Tenet Healthcare *                        4,200          157

Teradyne *                                1,300           47

Time Warner                               2,500          196

Total Renal Care *                        3,200          106

Travelers Group                           3,449          211

Travelers Property Casualty (Class A)     3,300          139

Tribune                                   3,100          205

Tyco International                        4,832          263

UNUM                                      3,100          167

USA Waste Services *                      4,800          235

USX-Marathon                              4,600          165

United HealthCare                         3,000          211

Wal-Mart                                  3,900          197

Warnaco Group (Class A)                   6,300          266

Warner-Lambert                            1,200          227

Wellpoint Health Networks *               2,000          144

WorldCom *                                3,400          145

Total United States (Cost $13,135)                    16,762

SHORT-TERM INVESTMENTS  4.8%

Money Market Funds  4.8%

Reserve Investment Fund, 5.65%        2,003,611   $    2,004

Total Short-Term Investments (Cost $2,004)             2,004

Total Investments in Securities
100.3% of Net Assets (Cost $34,923)               $   42,241

Other Assets Less Liabilities                           (116)

NET ASSETS                                        $   42,125
                                                ____________

Net Assets Consist of:

Accumulated net investment income - net
  of distributions                                $      134

Accumulated net realized gain/loss - net
  of distributions                                       707

Net unrealized gain (loss)                             7,319

Paid-in-capital applicable to 2,865,145
  shares of $0.01 par value capital stock
  outstanding; 2,000,000,000 shares
  of the Corporation authorized                       33,965

NET ASSETS                                        $   42,125
                                                ____________

NET ASSET VALUE PER SHARE                         $    14.70
                                                ____________

    *  Non-income producing
 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at year-end amounts to 0.08% of net assets.
  ADR  American depository receipt
  ADS  American depository share
  GDR  Global depository receipt
  GDS  Global depository share
 REIT  Real Estate Investment Trust
  USD  U.S. dollar
 VVPR  Entitles holders to a reduced rate of foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
Unaudited
Statement of Operations

In thousands
Unaudited

                                                    6 Months
                                                       Ended
                                                     4/30/98

Investment Income

Income
  Dividend (net of foreign taxes of $26)          $      290
  Interest                                                52

  Total income                                           342

Expenses
  Custody and accounting                                  67
  Shareholder servicing                                   63
  Investment management                                   41
  Registration                                            16
  Prospectus and shareholder reports                      12
  Legal and audit                                          9
  Directors                                                3
  Miscellaneous                                            6

  Total expenses                                         217

Net investment income                                    125

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                             762
  Foreign currency transactions                           (7)

  Net realized gain (loss)                               755

Change in net unrealized gain or loss
  Securities                                           5,256
  Other assets and liabilities
  denominated in foreign currencies                       (1)

  Change in net unrealized gain or loss                5,255

Net realized and unrealized gain (loss)                6,010

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $    6,135
                                                ____________

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
Unaudited
Statement of Changes in Net Assets

In thousands

                                       6 Months         Year
                                          Ended        Ended
                                        4/30/98     10/31/97

Increase (Decrease) in Net Assets

Operations
  Net investment income              $      125   $      164
  Net realized gain (loss)                  755        1,315
  Change in net unrealized gain or loss   5,255        1,342

  Increase (decrease) in net assets
     from operations                      6,135        2,821

Distributions to shareholders
  Net investment income                    (153)         (85)
  Net realized gain                      (1,355)        (254)

  Decrease in net assets from distributions(1,508)      (339)

Capital share transactions*
  Shares sold                            12,889       23,635
  Distributions reinvested                1,466          329
  Shares redeemed                        (8,877)      (9,342)

  Increase (decrease) in net assets
     from capital share transactions      5,478       14,622

Net Assets

Increase (decrease) during period        10,105       17,104
Beginning of period                      32,020       14,916

End of period                        $   42,125   $   32,020
                                 ___________________________


*Share information
  Shares sold                               933        1,846
  Distributions reinvested                  117           28
  Shares redeemed                          (647)        (726)

  Increase (decrease) in shares outstanding 403        1,148

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Global Stock Fund
Unaudited
April 30, 1998

Notes to Financial Statements

T. Rowe Price Global Stock Fund

Note 1 - Significant Accounting Policies

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Global Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 29, 1995.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in open-end mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 1998, the value of loaned securities was $1,019,000; aggregate collateral consisted of $1,059,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $12,446,000 and $8,466,000, respectively, for the six months ended April 30, 1998.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At April 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $34,923,000 and net unrealized gain aggregated $7,318,000 of which $8,822,000 related to appreciated investments and $1,504,000 to depreciated investments.

Note 4 - Related Party Transactions

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $11,000 was payable at April 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At April 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses through October 31, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 1.20%. Thereafter, through October 31, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.20%. Pursuant to this agreement, $80,000 of management fees were not accrued by the fund for the six months ended April 30, 1998. Additionally, $212,000 of unaccrued management fees and $111,000 of other expenses borne by the manager, related to a previous expense limitation agreement, are subject to reimbursement through October 31, 1999.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $100,000 for the six months ended April 30, 1998, of which $18,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 1998, totaled $50,000 and are reflected as interest income in the accompanying Statement of Operations.

During the six months ended April 30, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $260,000 with certain affiliates of the manager and paid commissions of $1,000 related thereto.

T. Rowe Price Shareholder Services
Investment Services And Information

Knowledgeable Service Representatives

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

Account Services

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.


Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(registered mark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

Discount Brokerage*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

Investment Information

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal
Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

T. Rowe Price Mutual Funds

Stock Funds

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond Funds

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond
International/Global
Emerging Markets Bond
Global Bond!
International Bond

Money Market FUNDS!!

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset Funds

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. Rowe Price No-Load
Variable Annuity

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Formerly named Equity Index.
** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***  Closed to new investors.
!    Formerly named Global Government Bond.
!! Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.
The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered mark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Global Stock Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.
F04-051  4/30/98